UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

POLARIS INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota	55340
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

Polaris Industries Inc.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2021, Polaris Inc. (“Polaris”) entered into an amendment to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto such (the “Amended Credit Facility”) to provide for a new incremental 364-day term loan in the amount of $500.0 million (the “Incremental Term Loan Facility”). The proceeds of the Incremental Term Loan Facility will be used to finance general corporate operations.

The new Incremental Term Loan Facility is unsecured and has a term of 364-days, ending on December 16, 2022.

The applicable margin for advances under the Incremental Term Loan Facility ranges from 0.50% to 0% for base rate advances and from 1.50% to 0.75% for eurocurrency advances, in each case depending upon Polaris’s leverage ratio.  The Amended Credit Facility continues to be subject to various covenants consistent with the existing credit agreement. The Amended Credit Facility also continues to contain standard covenants with regards to mergers and consolidations, asset sales, and is subject to acceleration upon various events of default.

A copy of the Amended Credit Facility is filed as Exhibit 10.1 hereto qualifies the above description and is incorporated by reference herein.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 4 dated as of December 17, 2021 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.

99.1	Press Release dated December 21, 2021 of Polaris Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 21, 2021

POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer